UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 12, 2003

FLEMING COMPANIES, INC.

(Exact Name of Registrant as Specified in Charter)

Oklahoma	1-8140	48-0222760

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1945 Lakepointe Drive, Lewisville, Texas	75057

(Address of Principal Executive Offices)	(Zip code)

Registrant’s telephone number, including area code: (972) 906-8000

Item 5. Other Events and Regulation FD Disclosure
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1 Monthly Operating Report 9/7/03-10/4/03
EX-99.2 Monthly Operating Report 10/5/03-11/1/03
EX-99.3 Amended Monthly Report 8/10/03-9/6/03

Item 5. Other Events and Regulation FD Disclosure.

     On December 12, 2003, Fleming Companies, Inc. (the “Company”) filed its unaudited monthly operating report for the period September 7, 2003 through October 4, 2003 with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), a copy of which is attached hereto as Exhibit 99.1, in connection with its voluntary petitions for reorganization under Chapter 11 of Title 11 of the United States Code (Case No. 03-10945) (Jointly Administered) (the “Chapter 11 Cases”).

     On December 19, 2003, the Company filed its unaudited monthly operating report for the period October 5, 2003 through November 1, 2003 and an amended unaudited monthly operating report for the period August 10, 2003 through September 6, 2003 with the Bankruptcy Court, copies of which are attached hereto as Exhibit 99.2 and Exhibit 99.3, respectively, in connection with the Chapter 11 Cases.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)	Exhibits.

99.1	Monthly Operating Report of Fleming Companies, Inc. for the period September 7, 2003 through October 4, 2003.

99.2	Monthly Operating Report of Fleming Companies, Inc. for the period October 5, 2003 through November 1, 2003.

99.3	Amended Monthly Operating Report of Fleming Companies, Inc. for the period August 10, 2003 through September 6, 2003.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEMING COMPANIES, INC.

Date: December 22, 2003	By:	/s/ Rebecca A. Roof

Rebecca A. Roof
Interim Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Monthly Operating Report of Fleming Companies, Inc. for the period September 7, 2003 through October 4, 2003.

99.2	Monthly Operating Report of Fleming Companies, Inc. for the period October 5, 2003 through November 1, 2003.

99.3	Amended Monthly Operating Report of Fleming Companies, Inc. for the period August 10, 2003 through September 6, 2003.